UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 21, 2009

Tootie Pie Company, Inc.
(Exact name of registrant as specified in its charter)

NV	333-135702	72-1602919
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

129 Industry Drive, Boerne, TX 78006
(Address of principal executive offices)(Zip Code)

(210) 737-6600
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 21, 2009, David Patterson resigned as our Chief Financial Officer.  We are currently seeking a full time replacement for Mr. Patterson, however, in the interim, Don Merrill, Jr., our Chief Executive Officer, will assume the role of Interim Chief Financial Officer, principal financial officer and principal accounting officer.

Don L. Merrill, Jr. has been our Chief Executive Officer and a director since our inception in June 2005. Mr. Merrill has over twenty years experience in capital markets, where he began his career with Merrill Lynch in 1983. In May 1989, Mr. Merrill left Merrill Lynch and began consulting directly with primarily early stage companies until September 2005 when he joined our Company. Mr. Merrill has provided his expertise on a consulting basis to companies in many business sectors, including specialty retail, telecommunications, financial services, and high tech communications, for close to twenty years. Mr. Merrill has evaluated many young companies and provided his expertise in raising both public and private equity. Mr. Merrill holds a Bachelor’s Degree in Advertising from the University of Texas at Austin, Texas.

We have valued the past service of Mr. Patterson to our Company and we wish him well in his future endeavors.

This report contains forward-looking statements that involve risks and uncertainties.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including the risks described in our annual report on Form 10-K and other filings we make from time to time filed with the Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made.  We do not intend to update any of the forward-looking statements after the date of this report to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01 Financial Statements and Exhibits.

EXHIBIT NO.     DOCUMENT DESCRIPTION
------------------     -------------------------------------

17.1

Letter of Resignation from David Patterson, dated May 21, 2009 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2009		TOOTIE PIE COMPANY, INC.

	By:	/s/ Don L. Merrill, Jr.
Don L. Merrill, Jr. President and Chief Executive Officer